                                                                 EXHIBIT 10(ii)A

(Certain confidential portions of this Exhibit have been omitted, as indicated by an * on the margin or in the text, and filed with the Commission)

                             STOCKHOLDERS AGREEMENT


         STOCKHOLDERS AGREEMENT dated as of July 7, 1993, among Ford Motor Company, a Delaware corporation ("Ford"), Park Ridge Limited Partnership, a Delaware limited partnership (the "Partnership"), Ford Motor Credit Company, a Delaware corporation ("FMCC"), AB Volvo, a Swedish corporation ("Volvo"), Commerzbank Aktiengesellschaft, a bank organized under the laws of the Federal Republic of Germany ("Commerzbank"), The Hertz Corporation, a Delaware corporation ("Hertz"), Park Ridge Corporation, a Delaware corporation ("Park Ridge"), and the persons that become parties to this Agreement pursuant to Paragraph 8 hereof (the "Participants").
         WHEREAS, Ford, FMCC, the Partnership, Volvo and Commerzbank together own all of the issued and outstanding capital stock of Park Ridge; and
         WHEREAS, Park Ridge owns all of the issued and outstanding capital stock of Hertz; and
         WHEREAS, Park Ridge and Hertz have entered into an Agreement and Plan of Merger pursuant to which Park Ridge will merge with and into Hertz with Hertz as the surviving corporation (the "Merger"); and

                                                                               2
         WHEREAS, pursuant to the Merger the holders of capital stock of Park Ridge will become holders of capital stock of Hertz; and
         WHEREAS, Ford, FMCC, the Partnership, Volvo, Commerzbank and Park
Ridge are parties to a Stockholders Agreement dated as of December 30, 1987, as amended as of July 27, 1988 (the "Park Ridge Stockholders Agreement"); and
         WHEREAS, the parties hereto desire to confirm in writing the terms of the understanding among them with respect to Hertz upon and following the Merger.
         NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants, agreements and conditions contained herein, the parties hereto agree as follows:
1.   Definitions.
         As used herein the following terms have the following respective meanings:
         "Adjusted Rate" means   *
*
*
*
*
         "Affiliate" means, with respect to any company or corporation, any director, officer or employee of such

                                                                               3
company or corporation directly or indirectly controlling or controlled by or under direct or indirect common control with such individual, company or corporation.
         "Agreement" means this Stockholders Agreement.
         "Class A Stock" means the Class A Common Stock described in Paragraph 2.1(d) hereof.
         "Class A Stock Initial Share" has the meaning set forth in Paragraph 6.1(b)(ii) hereof.
         "Class B Stock" means the Class B Common Stock described in Paragraph 2.1(e) hereof.
         "Class C Stock" means the Class C Common Stock described in Paragraph 2.1(f) hereof.
         "Classified Stock" means Class A Stock, Class B Stock and Class C
Stock.
         "Closing" has the meaning assigned to it in the Park Ridge
Stockholders Agreement.
         "Commission" has the meaning set forth in Paragraph 4.1(a) hereof. "Distribution Date" has the meaning set forth in Paragraph 6.1(b)
hereof.
         "Equity Securities" means Classified Stock or New Common Stock or any evidence of indebtedness, shares of capital stock (other than Classified Stock or New Common Stock) or other securities convertible into, exchangeable

                                                                               4
for or giving the holder thereof the right to acquire shares of Classified
Stock or New Common Stock.
         "Escrow" has the meaning set forth in Paragraph 4.1(b) hereof. "Forfeitable Shares" has the meaning set forth in Paragraph 5.1(a)
hereof.
         "IPO" has the meaning set forth in Paragraph 4.1(b) hereof.
         "Market Price" has the meaning set forth in Paragraph 4.1(e) hereof. "New Common Stock" means the Common Stock described in Paragraph
2.1(g) hereof.
         "Participants" has the meaning set forth in paragraph 8 hereof. "Partnership Note" means the promissory note of the partnership substantially in the form of Attachment IIA hereto.
         "Preferred Stock" means Series A Preferred and Series B Preferred. "Preferred/B & C Minimum" has the meaning set forth in Paragraph
6.l(b)(i) hereof.
         "Pricing Date" has the meaning set forth in Paragraph 4.1(e) hereof.

                                                                               5
         "Primary Shares" has the meaning set forth in Paragraph 4.1(b) hereof. "Public Company" means Hertz or its successor at any time after it has registered any of its Equity Securities under Section 5 of the Securities Act of 1933.
         "Residual Shares" has the meaning set forth in Paragraph 6.1(a) hereof. "Secondary Shares" has the meaning set forth in Paragraph 4.l(b)(ii)
hereof.
         "Series A Preferred" means the Series A Preferred Stock described in Paragraph 2.1(b) hereof.
         "Series B Preferred" means the Series B Preferred Stock described in Paragraph 2.1(c) hereof.
         "Stockholders" means the stockholders of Hertz (including
Participants) who are or become parties to this  Agreement.
         "Total Stockholder Value" has the meaning set forth in Paragraph
6.1(a) hereof.
2.  Merger.
         2.1(a) Amendment of Certificate of Incorporation. Effective upon consummation of the Merger, the Certificate of Incorporation of Hertz will provide for the following classes of capital stock, containing the terms and provisions described below, as more fully set forth in the

                                                                               6
form of Restated Certificate of Incorporation (the "Restated Charter") attached as Attachment I hereto.
         (b) Series A Preferred Stock. The Series A Preferred has a total par value of $450 million, consists of 4,500,000 shares of the par value of $100 each and shall be entitled, when, as and if declared by the Board of Directors of Hertz, to cumulative annual dividends, but payable only out of funds legally available therefor, compounded annually (if in arrears). The annual dividend rate through December 31, 1998 shall be 10% and commencing January 1, 1999 the annual dividend rate shall be the Adjusted Rate which shall be reset once annually as of each succeeding January 1. Each share of Series A Preferred issued pursuant to the Merger shall, upon such issuance, be entitled to receive, when and as declared by the Board of Directors of Hertz out of funds legally available for the payment of dividends, cumulative cash dividends equal to the amount of cash dividends accrued but not declared and paid on a share of 10% Cumulative Series A Preferred Stock, par value $100 per share, of Park
Ridge at the time of the Merger. The Series A Preferred shall be redeemable by its terms at the option of Hertz at any time. The Series A Preferred shall not have any voting rights, except that it shall have the right to

                                                                               7
elect two directors in the event of a default as provided in the Restated
Charter.
         (c) Series B Preferred Stock. The Series B Preferred has a total par value of $100 million, consists of 1,000,000 shares of the par value of $100 each and shall be entitled, when, as and if declared by the Board of Directors of Hertz, to cumulative annual dividends, but payable only out of funds legally available therefor, compounded annually (if in arrears). The annual dividend rate through December 31, 1998 shall be the applicable rates specified in Attachment II hereto under the column entitled "Variable Rate" and commencing January 1, 1999 shall be the Adjusted Rate which shall be reset once annually as of each succeeding January 1. Each share of Series B Preferred issued pursuant to the Merger shall, upon such issuance, be entitled to receive, when and as declared by the Board of Directors of Hertz out of funds legally available for the payment of dividends, cumulative cash dividends equal to the amount of cash dividends accrued but not declared and paid on a share of Variable Rate Cumulative Series B Preferred Stock, par value $100 per share, of Park Ridge at the time of the Merger. The Series B Preferred shall be redeemable by its terms at the option of Hertz at any time. The Series B Preferred shall not have any voting rights; provided,

                                                                               8
however, that if Hertz (x) shall have a net operating loss for Federal tax purposes for any taxable year and (y) forecast in good faith that it also expects to have significant and continuing net operating losses for Federal tax purposes, the Stockholders shall, at Ford's request, take all necessary action to provide Ford, as the holder of the Series B Preferred, with sufficient voting rights, when added to the voting rights of the Class C Stock, to permit Ford to consolidate Hertz for Federal tax purposes in a succeeding period which shall not be less than 60 months in duration; and provided, further, that if Ford shall have so consolidated Hertz and Hertz shall after such consolidation period (x) have gross income in excess of deductions for Federal tax purposes for any taxable year and (y) forecast in good faith that it also expects to have gross income in excess of deductions for the taxable year immediately following such taxable year, the Stockholders shall, at the request of Hertz, take all necessary action to eliminate the voting rights of the Series B Preferred; and such voting rights shall be subject to reinstatement, in the event of such a net operating loss for any subsequent taxable year, in accordance with the first proviso in this sentence but not earlier than the first day of the 61st month beginning after the commencement of Hertz' first taxable year in which

                                                                               9
it ceased to be a member of Ford's affiliated group or such earlier date as of which Ford is legally entitled to file a Federal consolidated income tax return that includes Hertz. The Stockholders presently anticipate that such tax consolidation will not be effected in circumstances such that Hertz has such a loss for tax purposes but has profits for book purposes. For any year when
Ford shall consolidate Hertz for Federal income tax purposes, Ford and Hertz shall agree upon a tax sharing agreement which shall appropriately reflect the value of current losses or other tax benefits to Ford as compared to the value to Hertz. If Ford and Hertz are unable to agree upon such a tax sharing agreement, the terms thereof shall be referred to and decided by a panel of three arbitrators appointed by the American Arbitration Association, and a decision of a majority of such arbitrators shall be binding on the parties in a court of law. As to other tax matters, it is agreed that if with respect to the Class A Stock (or the New Common Stock issued in exchange therefor), Hertz or any of its affiliates actually receives a deduction for Federal, state or local income tax purposes, Hertz or such affiliate shall pay to the Partnership an amount such that, after taking into account the tax benefit actually received by Hertz or such affiliate as a result of such deduction (and the deduction

                                                                              10
of payment pursuant to this sentence), Hertz is in no worse an after-tax position than if no such deduction were allowable. It is further agreed that if with respect to the Series A Preferred, the Series B Preferred or the Class
C Stock (or the New Common Stock issued in exchange therefor), Hertz or any of its affiliates actually receives a deduction for Federal, state or local income tax purposes, Hertz or such affiliate shall pay to Ford an amount such that, after taking into account the tax benefit actually received by Hertz or such affiliate as a result of such deduction (and the deduction of payment pursuant to this sentence), Hertz is in no worse an after-tax position than if no such deduction were allowable.
         (d) Class A Common Stock. The Class A Stock has one vote per share and no special preferences.
         (e) Class B Common Stock. The Class B Stock has one vote per share and no special preferences.
         (f) Class C Common Stock. The Class C Stock has one vote per share and shall have the right to designate four directors, until such time as fewer than 40 shares thereof (adjusted for stock splits and the like as provided in the Restated Charter) shall be outstanding; provided, however, that the Class C Stock shall in any event have 40% of the general voting power and the right to elect not less

                                                                              11
than 40% of the members of such Board of Directors, until such time as fewer than 40 shares thereof (as so adjusted) shall be outstanding. The Class C
Stock shall be convertible into Class B Stock on a share for share basis at any time at the holder's option. The 40 shares of Class C Stock retained by Ford pursuant to paragraph 4.l(b)(i) hereof also shall be convertible into shares of New Common Stock at the holder's option, using the same conversion ratio as was applied under Paragraph 4.l(b)(i) for exchanging New Common Stock for Class C Stock.
         (g)  New Common Stock.  *
*
*
*
*
         2.2  [Reserved].
         2.3 Refinancing. It is anticipated that from time to time Hertz will refinance a portion of its indebtedness and at a future date might possibly decide also to refinance its obligations with respect to the Preferred Stock. Subject to the limitations provided in agreements, instruments and documents governing or evidencing indebtedness of Hertz, the net proceeds of any such Preferred Stock refinancing which are not paid to third

                                                                              12
parties shall be applied pro rata to the repurchase or redemption of outstanding shares of the Preferred Stock or to the pro rata payment of dividend arrearages thereon (if declared by the Board of Directors of Hertz and if funds are legally available therefor). Any such payment (and any payment by Park Ridge pursuant to Section 2.3 of the Park Ridge Stockholders Agreement) shall have the effect of reducing the Preferred/B & C Minimum as provided in Paragraph 6.1(b)(i) hereof. Preferred Stock shall not be repurchased or redeemed by Hertz, without the consent of the holder of the Class A Stock, from funds which have a higher cost to Hertz than the before-tax equivalent cost of the Preferred Stock being so repurchased or redeemed.
         3.  Corporate Governance.
         3.1 Board of Directors. (a) Upon effectiveness of the Merger, the Board of Directors of Hertz shall consist of nine members and thereafter may be increased to provide appropriate representation on the Board of Directors of the Stockholders.
         (b) The Stockholders shall vote the shares of Classified Stock owned by them so as to elect two directors designated by the Partnership as owner of the Class A Stock, for so long as the Partnership shall own at least 200 shares of Class A Stock.

                                                                              13
         (c) The Stockholders shall vote the shares of Classified Stock owned by them so as to provide the same representation on the Board of Directors to any holder of 200 or more shares of the Class B Stock as the representation provided to the Partnership as owner of the Class A Stock.
         (d) The Class C Stock (held by Ford) shall have the right to designate directors as provided in paragraph 2.1(f) hereof.
         (e) No director shall be removed, except for cause, without the consent of the party that designated such director; provided, however, that, if the Board of Directors of Hertz determines that it would be in the best interest of Hertz to replace a director, the Stockholders shall replace the director with a person designated by the party which has designated the director being removed. If any vacancy should occur through death, resignation or removal of a director, the party which designated such director shall be entitled to designate his replacement.
         (f) The Stockholders shall vote their shares of Classified Stock to achieve the Board representation called for by this Paragraph 3. If at any meeting of the Board of Directors of Hertz any of the directors representing the party entitled to designate the majority of the directors

                                                                              14
shall not be present, the other party or parties shall use their best efforts to the end that a sufficient number of directors representing them abstain so that if any party designated the majority of the directors, such party may be able to cast a majority of the votes cast.
         3.2 Approval Rights of Directors. None of the actions listed in Attachment III to this Agreement may be taken by Hertz without the approval or
favorable recommendation of at least     *      of the members of the Board of
Directors of Hertz, and none of the actions marked with an     *    in
Attachment III hereto may be taken unless there is included in such    *     at
least one of the members designated by the holder or holders of the Class  *
Stock.
         3.3 Audit Committee. The Board of Directors of Hertz shall at all times have an Audit Committee thereof consisting of at least two members of the Board of Directors none of which is an officer of Hertz. Such Committee shall have such duties and responsibilities as may be delegated to it by the Board of Directors of Hertz.
         3.4 Certain Transactions. Each Stockholder agrees to conduct its various transactions with Hertz in accordance with the requirements of Delaware corporate law and in a manner designed to avoid any substantial adverse

                                                                              15
effect on the Partnership as a minority stockholder of Hertz or on any other Stockholder.
         4. Initial Public Offering.
  *
  *
  *
  *
  *
  *
  *
  *
*
*
*
*
*
*
*
*
*
*
*
*

                                                                              16
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
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*
*

                                                                              17
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
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*
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*
*

                                                                              18
*
*
*
*
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                                      -88-

                                                                              19
*
*
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*
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*
                 5.  *
*
*
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                                      -89-

                                                                              20
*
*
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*

                                                                              21
*
*
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*
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*
*

                                                                              22
*
*
                 6.  *
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
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*
*

                                                                              23
*
*
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                                      -93-

                                                                              24
*
*
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                                      -94-
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                                                                              25
*
*
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                                      -95-

                                                                              26
*
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                                      -96-

                                                                              27
*
*
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*
*
                 7.  Supply Contract and Joint Advertising Agreement.

                 Immediately after the Closing, Hertz entered into a Supply Contract and a Joint Advertising Agreement with Ford in the form of Attachments VI and VII, respectively, to this Amended Agreement.

                 8.  *
*
*
*

                                                                              28
*
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                                      -98-

                                                                              29
*
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                                      -99-
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                                                                              30
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                                     -100-

                                                                              31
*
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                                     -101-

                                                                              32
                 9.  Transfer Restrictions.

                 No Stockholder shall have any right to sell or dispose of any Preferred Stock, Classified Stock or New Common Stock or any interest therein at any time (whether before or after an IPO) except as expressly permitted by this Agreement.

                 10. Legends on Certificates.

                 All of the stock certificates representing outstanding shares of Preferred Stock, Classified Stock or New Common Stock shall bear legends referring to the restrictions provided for under this Agreement and to the unregistered status under the Securities Act of 1933 of the shares represented thereby as follows:

                 "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. Such shares are subject to restrictions on transfer and other conditions, as specified in a certain Stockholders Agreement, a complete and correct copy of which is available for inspection at the principal office of The Hertz Corporation, and will be furnished to the owner of such shares upon written request and without charge."

                 11. Accounting; Financial Statements and Other
                     Information.

                 11.1 Accounting. Hertz shall maintain a system of accounting and internal control established and administered to ensure that financial statements of Hertz and its subsidiaries are prepared in accordance with

                                                                              33
generally accepted accounting principles and will set aside on its books all such proper reserves as shall be required by generally accepted accounting principles.

                 11.2 Financial Statements and Other Information. Until Hertz is a Public Company, it shall deliver to each Stockholder:

                 (a) within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of Hertz, consolidated Balance Sheets of Hertz and its subsidiaries as at the end of such period and the related consolidated statements of income, stockholders' equity and changes in financial position of Hertz and such subsidiaries for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous fiscal year, in such detail as for statements presently prepared by Hertz and certified by the principal financial officer of Hertz;

                                                                              34
                 (b) within 90 days after the end of each fiscal year of Hertz, consolidated Balance Sheets of Hertz and its subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and changes in financial position of Hertz and such subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail; and

                          (i) in the case of such consolidated financial statements, accompanied by a report thereon of Hertz' independent certified public accountants, which report shall state that such consolidated financial statements present fairly the financial position of Hertz and such subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with generally accepted accounting principles applied

                                                                              35
                                  on a basis consistent with prior years
                                  (except as otherwise specified in such
                                  report) and that the audit by such
                                  accountants in connection with such
                                  consolidated financial statements has been made in accordance with generally accepted auditing standards; and

                          (ii) notwithstanding the 45-day and 90-day time periods specified in subparagraphs (a) and
                                  (b) above, financial statements and where applicable the audits and/or reviews thereof shall be furnished to Ford in sufficient time to permit Ford to meet its own internal requirements for financial reporting.

                 (c) promptly upon receipt thereof, copies of all reports submitted to Hertz by independent certified public accountants in connection with each annual, interim or (at the request of Ford, based on a list of special audits prepared by Hertz) special audit of the books of Hertz or any subsidiary made by such accountants, including, without limitation, the comment letter submitted by such

                                                                              36
                          accountants to management in connection with their annual audit, provided that the reports referred to in this subparagraph (c) need not be delivered to any Stockholder owning less than l0% of the outstanding shares of Classified Stock;

                 (d) promptly upon their becoming available, copies of all registration statements and prospectuses filed by Hertz or any subsidiary with any securities exchange or with the Commission and all press releases and other statements made available generally by Hertz or any subsidiary to the public concerning material developments in the business of Hertz or its subsidiaries; and

                 (e) with reasonable promptness, such other information and data with respect to Hertz or any of its subsidiaries as from time to time may be reasonably requested.

                 11.3 Inspection; Confidentiality. So long as Hertz is not a Public Company, it will permit any authorized representatives designated by Ford, the Partnership or any Stockholder owning at least 200 shares of Classified Stock, without expense to Hertz, to visit and inspect any of the

                                                                              37
properties of Hertz or its subsidiaries, including its and their books of account, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Without the prior consent of Hertz, such Stockholders will not disclose (other than to their employees, auditors or counsel or to other holders of 200 or more shares of Classified Stock) any confidential or proprietary information with respect to Hertz or any subsidiary which is furnished or to which such Stockholders have access pursuant to this Paragraph 11.3, at Board of Directors' meetings or otherwise pursuant to this Agreement, provided that any such Stockholder may disclose any such information
(a) that has become generally available to the public, (b) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation and (c) to comply with any law, order, regulation or ruling applicable to it.

                 12.      *
*
*
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                                     -107-

                                                                              38
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                                     -108-

                                                                              39
*
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                 13.      General provisions.

                 13.1     Non-Waiver of Rights.

                 (a) Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver shall not be effective against the waiving party unless it is in writing, is signed by such party and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any

                                                                              40
                          waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

                 (b) Failure of any party hereto to enforce any of the provisions of this Agreement or any right with respect thereto or failure to exercise any election provided for herein shall in no way be considered a waiver of such provision, right or election, or in any way to affect the validity of this Agreement.
                          The failure of any party hereto to enforce any of such provisions, rights or elections shall not preclude or prejudice such party from later enforcing or exercising the same or other provisions or elections which it may have under this Agreement.

                                                                              41
                 13.2 Entire Agreement. This Agreement, together with the Attachments, sets forth the entire understanding of the parties hereto with respect to the matters covered herein, and supersedes all prior agreements, covenants, arrangements and communications, whether oral or written, relating to such matters including, without limitation, the Park Ridge Stockholders Agreement.

                 13.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and each of which shall constitute one and the same Agreement.

                 13.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 13.5 Severability. This Agreement is intended to be valid and effective throughout the world and, to the extent permissible under applicable law, shall be construed in a manner to avoid violation of or invalidity under the laws of any applicable jurisdiction. Should any provision of this Agreement nevertheless be or become invalid, illegal or unenforceable under any such laws, the other provisions of this Agreement shall not be affected, and, to the extent permissible under applicable law, the parties hereto will

                                                                              42
use their best efforts to modify said invalid, illegal or unenforceable provisions so as to comply with such laws.

                 13.6 Notices. All notices, requests, consents, approvals, waivers and other communications hereunder shall be in writing and shall be delivered by hand or sent by registered mail, postage prepaid or by telex or facsimile transmission, addressed as follows, and shall be effective upon receipt:

If to Ford, to:

                 Ford Motor Company
                 The American Road
                 Dearborn, Michigan 48121

                 Attention of: The Secretary

If to FMCC, to:

                 Ford Motor Credit Company
                 The American Road
                 Dearborn, Michigan 48121

                 Attention of:  The Secretary

If to the Partnership, to:

                 Park Ridge Limited Partnership
                 c/o Frank Olson
                 366 Mountain Avenue
                 Ridgewood, New Jersey 07450

If to Volvo, to:

                 AB Volvo
                 c/o Volvo North America Corporation
                 535 Madison Avenue
                 New York, New York 10022

                 Attention of: Mr. Albert Dowden

If to Commerzbank, to:

                 Commerzbank Aktiengesellschaft
                 Neue Mainzer Strasse 32-36
                 6000 Frankfurt/M.1
                 Federal Republic of Germany

                 Attention of:  Mr. Jurgen Reimnitz

If to Park Ridge, to:

                 Park Ridge Corporation
                 225 Brae Boulevard
                 Park Ridge, New Jersey 07656

                 Attention of:  Assistant Secretary

If to Hertz, to:

                 The Hertz Corporation
                 225 Brae Boulevard
                 Park Ridge, New Jersey 07656

                 Attention of:  Assistant Secretary

                 If to any other Stockholder, to such address as such Stockholder shall furnish to the other Stockholders; provided, however, that if any party hereto shall have designated a different address by notice to the others, then to the last address so designated.

                 13.7 Effectiveness; Termination. This Agreement shall become effective upon the effectiveness of the Merger. The Park Ridge Stockholders Agreement shall terminate upon the effectiveness of this Agreement. This Agreement shall terminate upon:

                 (a) The bankruptcy, liquidation or dissolution of Hertz; provided, however, that a proceeding under Chapter 11 of the Federal Bankruptcy

                                                                              44
                          Code shall not be regarded as "bankruptcy" for purposes of this Paragraph 13.7(a).

                 (b)      *
                          *

                 (c)      *
                          *

                 13.8 Survival. All representations, warranties, covenants and agreements made by the parties to this Agreement shall survive the execution of this Agreement and any investigations made by or on behalf of the parties. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of any Stockholder pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by such Stockholder hereunder as of the date of such certificate of instrument.

                 13.9 Modifications and Amendments. No amendment, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.

                 13.10 Successors and Assigns. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective permitted successors and assigns.

                                                                              45
                 13.11 Assignment. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by any party without the prior written consent of the other parties; provided, however, that any Stockholder other than the Partnership shall have the right to assign all or part of its rights and obligations hereunder, together with the shares of stock of Hertz owned by such Stockholder, to one or more of its Affiliates. Any non-permitted assignment or delegation of rights, duties or obligations hereunder made without the prior written

                                                                              46
consent of the other parties hereto shall be void and of no effect.

                 13.12 Specific Performance. The parties hereto stipulate that the remedies at law in the event of any default by a party in performing its obligations hereunder are not and will not be adequate and that, to the extent permitted by applicable law, the provisions of this Agreement may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the provisions hereof or otherwise.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of July 7, 1993.



                                           FORD MOTOR COMPANY


                                           By:
                                                --------------------------
                                           Its:
                                                --------------

                                           FORD MOTOR CREDIT COMPANY


                                           By:
                                                --------------------------
                                           Its:
                                                --------------

                                           PARK RIDGE LIMITED PARTNERSHIP


                                           By:
                                                -----------------------------
                                           Its:
                                                --------------

                                           AB VOLVO


                                           By:
                                                --------------------------
                                           Its:
                                                --------------

                                           COMMERZBANK AKTIENGESELLSCHAFT


                                           By:
                                                --------------------------
                                           Its:
                                                ---------------

                                           PARK RIDGE CORPORATION


                                           By:
                                                --------------------------
                                           Its:
                                                ---------------

                                           THE HERTZ CORPORATION


                                           By:
                                                --------------------------
                                           Its:
                                                ---------------

                     Attachments to Stockholders Agreement





                  I.      Certificate of Incorporation

                 II. Computation of dividend rate applicable to Series B preferred Stock

                 IIA.     - Partnership Note

                 III. Actions requiring approval or recommendation of Board of Directors

                 IV.      *

                  V.      (a) Projected Profits, 1988-1992
                          *

                 VI.      Supply Contract

                 VII.     Joint Advertising Agreement

                 VIII.    *



2845H

                                                                    ATTACHMENT I



                     RESTATED CERTIFICATE OF INCORPORATION
                            OF THE HERTZ CORPORATION





         This document was filed as Exhibit 3(i) to The Hertz Corporation's report on Form 8-K dated July 20, 1993 (File No. 1- 7541), and is incorporated herein by this reference.

                                                                   ATTACHMENT II


                            Series B Preferred Stock

                             ANNUAL DIVIDEND RATES




                                                                                                    Series B Preferred
                                        Preferred Stock                                            ---------------------
                                  ---------------------------          Common                        Annual Variable
                                  Series A           Series B          Stock        Total          Dividends        Rate
                                  --------           --------          -----        -----          ---------        ----
                                  (Mils.)            (Mils.)           (Mils.)      (Mils.)         (Mils.)         (Pct.)
Investment                        *


Investment And
- --------------
 Accumulated Dividends
 ---------------------

1993                              *                                                                                  4.66
1994                              *                                                                                  4.05
1995                              *                                                                                  3.39
1996                              *                                                                                  2.68
1997                              *                                                                                  1.89
1998                              *                                                                                  1.01



         The amounts shown above are based on the assumption that Ford owns
* shares of Series A Preferred. If such numbers of shares owned by Ford shall be increased or reduced, such amounts shall be appropriately adjusted to
provide an   *  compound annual return on the total Ford investment.

                                                       [CS&M Ref. No.--6465-001]
                                                                 ATTACHMENT II-A
                          10% SECURED PROMISSORY NOTE


$18,500,000
                                                               December 10, 1987
                                                              New York, New York


                          FOR VALUE RECEIVED, PARK RIDGE LIMITED PARTNERSHIP, a
Delaware limited partnership (the "Partnership"), hereby promises to pay to PARK RIDGE CORPORATION, a Delaware corporation (the "Company"), at the office of Morgan Guaranty Trust Company of New York at 23 Wall Street, New York, New York or such other office as the Company shall designate by notice to the Partnership, in lawful money of the United States of America, the principal sum of $18,500,000 plus interest from the date set forth above on the unpaid principal amount hereof at the rate of 10% per annum and compounded on an annual basis. All interest accrued hereunder shall be calculated on the basis of actual days elapsed in a year of 365/366 days.

*
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                 This Note is secured by a pledge of 200 shares of Class A
Stock of the Company and the Partnership hereby grants a lien on such shares to the Company. This Note can be assigned or transferred only with the consent of the Partnership.

                 In the event:

                 (i) the Partnership shall default in its payment obligations hereunder for a period of five business days after notice thereof from the Company;

                 (ii) any action shall be taken to dissolve or terminate the existence of the Partnership or to distribute the Designated Assets to any person other than for value; or

                 (iii) the Partnership shall generally not pay debts as such debts become due, or shall admit in writing an inability to pay debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Partnership seeking an order for relief or to adjudicate it a bankrupt or insolvent, or seeking liquidation, or winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the appointment of a receiver, trustee or similar official for it or for any substantial part of its property, provided that, in the case of a proceeding against the Partnership, such proceeding shall continue undismissed for 60 days or an order or decree approving or ordering the protection sought shall continue unstayed and in effect for 60 days;

then, and in every such event and at any time thereafter during the continuance of such event, this Note shall forthwith become due and payable, both as to principal and interest, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.

*
*
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*
*
*
*

                 This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.


                                                 PARK RIDGE LIMITED PARTNERSHIP,

                                                    by
                                                      -------------------------
                                                              Frank A. Olson as
                                                               General Partner

                                                                  ATTACHMENT III

                Actions Requiring Approval or Recommendation of
                            Hertz Board of Directors


*-       Proposed material amendments to the Certificate of Incorporation, By-Laws, or similar documents of Hertz

*-       Significant changes in vehicle supply agreements (other than changes relating to acquisition of fleet or fleet size)

 -       Purchase or sale of real property when the transaction exceeds     *

 -       Other capital spending transactions when the expenditure exceeds      *

*-       Proposed sales of Hertz-owned stores which have average annual fleets of  *  or more units

*-       Mergers, acquisitions, and divestitures (other than divestitures of Hertz-owned stores) by Hertz when the transaction
         exceeds      *

*-       Proposed dividend actions by Hertz and its subsidiaries that deviate significantly from the annual dividend plan submitted to the Board

 -       Proposed material changes in outside auditing arrangements

*-       Proposed material changes in accounting or financial reporting policies or practices

 -       Annual business plans and budget proposals

 -       Borrowings and guarantees that exceed Board approved limits, proposed changes in bank credit lines outside of Hertz'
         customary banking group; or changes in commercial or investment bank relationships




*
*
*

*-       Approval of personnel appointments and incentive compensation, stock options, and bonus awards, for senior management employees

 -       Settlement of claims involving litigation or the threat of litigation or that are not in the ordinary course of business and tax settlements if the amount to be paid or the reduction from the amount claimed exceeds
          *

*-       Substantive changes in compensation, benefit and incentive compensation plans

 -       Any changes to the Hertz Code of Conduct and matters that call for review or approval under the Code of Conduct for employees who are officers of Hertz

*-       Employment and termination agreements affecting senior management employees

*-       Significant matters relating to Hertz pension funds

                                                                   ATTACHMENT IV

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                                     -126-

                                                                    ATTACHMENT V
                       PARK RIDGE PERFORMANCE NET INCOME*



                                                                    Performance Net Income Measures
                                                             ---------------------------------------------------------
               Hertz Operating Company                              90% Annual and
      -----------------------------------------                     80% Cumulative                 100% Cumulative
      Profit Before        Taxes on        Net               --------------------------       ------------------------
          Taxes             Income       Income              Annual          Cumulative       1988-1990      1988-1992
         -------           --------      ------              ------          ----------       ---------      ---------
         (Mils.)           (Mils.)       (Mils.)             (Mils.)         (Mils.)          (Mils.)        (Mils.)
1988     *
1989     *
1990     *
1991     *
1992     *

- --------

*
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DEFINITIONS
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                                     -127-

                                                                   ATTACHMENT VI



                        AGREEMENT DATED JANUARY 1, 1988
              BETWEEN THE HERTZ CORPORATION AND FORD MOTOR COMPANY





         This document was filed as Exhibit (10)(ii)(B)(a) to The Hertz Corporation's report on Form 10-K for the year ended December 31, 1987 (File No. 1-7541), and is incorporated herein by this reference. Portions of this Exhibit were omitted and granted confidential treatment under Rule 24b-2.

                                                                  ATTACHMENT VII



                        AGREEMENT DATED JANUARY 1, 1988
               BETWEEN HERTZ SYSTEM, INC. AND FORD MOTOR COMPANY




         This document was filed as Exhibit (10)(ii)(B)(b) to The Hertz Corporation's report on Form 10-K for the year ended December 31, 1987 (File No. 1-7541), and is incorporated herein by this reference. Portions of this Exhibit were omitted and granted confidential treatment under Rule 24b-2.

                                                                 ATTACHMENT VIII

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                                     -130-